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                                                                  EXHIBIT 23.5

                        CONSENT OF PERSON NAMED AS ABOUT
                              TO BECOME A DIRECTOR


     The undersigned hereby consents to the references to him as a prospective director of the registrant, Keystone Financial, Inc., in the Joint Proxy Statement/ Prospectus forming a part of this Registration Statement on Form S-4.

/s/ Ray L. Wolfe                                                January 22, 1997
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   Ray L. Wolfe